                                                                   Exhibit 99.3

YOU, A STOCKHOLDER OF LIFEMINDERS, INC., SHOULD COMPLETE AND RETURN THE ACCOMPANYING ELECTION FORM ALONG WITH YOUR LIFEMINDERS STOCK CERTIFICATE(S) BEFORE 5:00 P.M., NEW YORK CITY TIME, ON OCTOBER 24, 2001, THE DATE OF THE LIFEMINDERS SPECIAL MEETING TO APPROVE THE MERGER AGREEMENT WITH CROSS MEDIA. IF YOU DO NOT DO SO AND WE COMPLETE THE MERGER, YOU WILL LOSE YOUR RIGHT TO CHOOSE WHETHER TO RECEIVE CASH, STOCK OR A COMBINATION OF STOCK AND CASH, AND WILL BE DEEMED TO HAVE ELECTED TO RECEIVE ONLY CROSS MEDIA COMMON STOCK IN EXCHANGE FOR YOUR LIFEMINDERS STOCK. IN ORDER FOR THE ACCOMPANYING ELECTION FORM TO BE EFFECTIVE, YOU MUST COMPLETE ALL SECTIONS OF SUCH FORM THAT APPLY TO YOU.

                               LIFEMINDERS, INC.
                         13530 DULLES TECHNOLOGY DRIVE
                                   SUITE 500
                            HERNDON, VIRGINIA 20171

[NAME AND ADDRESS LABEL]

                               September 26, 2001

Dear LifeMinders Stockholder:

     We are sending you the accompanying election form in connection with the proposed merger of LifeMinders, Inc. with and into Cross Media Marketing Corporation. As more fully described in the joint proxy statement/ prospectus of LifeMinders and Cross Media dated September 26, 2001, LifeMinders will hold a special meeting of its stockholders on October 24, 2001 to vote on a proposal to adopt the Amended and Restated Agreement and Plan of Merger dated August 20, 2001, as amended, between Cross Media and LifeMinders. If the LifeMinders' stockholders and the Cross Media stockholders vote to adopt the amended and restated merger agreement, and if the other conditions described in that agreement are met, LifeMinders will be merged with and into Cross Media in a transaction in which Cross Media will be the surviving corporation. You should carefully read the joint proxy statement/prospectus.

     You currently hold shares of LifeMinders common stock. If the merger with Cross Media is completed, at the effective time of the merger, each share of your LifeMinders common stock will be converted, at your election, and subject to certain procedures and limitations described on pages 43 through 45 of the joint proxy statement/ prospectus, into the right to receive approximately:

     - $2.57 in cash;

     - 1.2964 shares of Cross Media common stock; or

     - $0.86 in cash and .8643 of a share of Cross Media common stock.

     The approximate numbers of shares of Cross Media common stock presented above are based on the number of shares of Cross Media common stock outstanding on the date hereof. These numbers do not give effect to the 1-for-5 share reverse split of Cross Media's issued and outstanding shares of common stock submitted for adoption by Cross Media stockholders in the joint proxy statement/prospectus. The reverse split will be effected if the proposal for the amended and restated certificate of incorporation is adopted by Cross Media stockholders and the merger is consummated. Giving effect to the proposed reverse split of Cross Media common stock, the 1.2964 shares presented above would be .2593 shares and the .8643 shares presented above would be .1729 shares.

     Your election to receive cash, shares of Cross Media common stock, or a prescribed mix of cash and shares of Cross Media common stock in the merger in exchange for your shares of LifeMinders common stock may only be made by properly completing and submitting the accompanying election form as described herein. We strongly encourage you to make such an election. HOWEVER, YOU SHOULD UNDERSTAND THAT YOU MAY NOT RECEIVE THE ENTIRE CONSIDERATION IN THE FORM THAT YOU ELECT. The aggregate cash consideration payable in the merger is limited to $24.0 million, plus a percentage of the aggregate exercise price of certain LifeMinders options that are exercised prior to the closing of the merger. If LifeMinders stockholders collectively elect to receive more than the aggregate maximum cash consideration, then the amount of cash that will be paid to those LifeMinders stockholders electing to receive all cash will be reduced and they will receive shares of Cross Media common stock, valued for this purpose at $1.9845 per share, for the balance. ACCORDINGLY, EVEN IF YOU ELECT TO RECEIVE ALL CASH AS YOUR ELECTION ON THE ACCOMPANYING ELECTION FORM, YOU MAY NOT RECEIVE ALL CASH AS CONSIDERATION FOR YOUR SHARES OF LIFEMINDERS COMMON STOCK. The joint proxy statement/prospectus describes in detail on pages 43 through 45 the limitations on the aggregate cash payable by Cross Media in the merger, and how the election and allocation procedures will work. Please read those pages carefully.

     No fractional shares of Cross Media common stock will be issued in the merger. Instead, each LifeMinders stockholder that would otherwise be entitled to receive a fractional share will receive an amount in cash in accordance with the terms of the amended and restated merger agreement.

     YOU SHOULD COMPLETE THE ACCOMPANYING ELECTION FORM AND RETURN IT, ALONG WITH YOUR STOCK CERTIFICATE(S), A GUARANTEE OF DELIVERY FOR THE SHARES COVERED BY SUCH FORM, OR A COMPLETED LOST CERTIFICATE AFFIDAVIT, TO AMERICAN STOCK TRANSFER & TRUST COMPANY, AS EXCHANGE AGENT, AT:

BY MAIL, OVERNIGHT DELIVERY SERVICE OR BY HAND DELIVERY:

        American Stock Transfer & Trust Company
        59 Maiden Lane
        New York, New York 10038

BY FACSIMILE (FOR ELIGIBLE INSTITUTIONS ONLY):  (718) 234-5001

CONFIRM BY TELEPHONE:  (877) 777-0800

     A completed election form must be received by American Stock Transfer &Trust Company, the exchange agent, no later than 5:00 p.m. New York City time, on October 24, 2001 (the "Election Deadline"). If the exchange agent does not receive a properly completed and signed election form along with the applicable stock certificates, a guarantee of delivery for the shares of LifeMinders common stock covered by such election form, or a completed lost stock certificate affidavit before the Election Deadline, then you will be deemed to have elected to receive only shares of Cross Media common stock in the merger.

     If we do not complete the merger for any reason, the election form will be void. Certificates representing shares of LifeMinders common stock delivered to the exchange agent will be promptly returned.

     Please read carefully the accompanying general instructions and the joint proxy statement/prospectus, and complete the election form as required and return it, along with all of your LifeMinders stock certificates, guarantee of delivery, or lost certificate affidavit, in the enclosed yellowish-brown envelope to the exchange agent AT THE ADDRESS SET FORTH ABOVE NO LATER THAN 5:00 P.M., NEW YORK CITY TIME, ON OCTOBER 24, 2001, THE DATE OF THE LIFEMINDERS SPECIAL MEETING, AT THE ADDRESS LISTED ABOVE. Delivery of the election form to an address other than that listed above does not constitute valid delivery. You must sign the election form where requested. You should direct any questions about the election form to Shareholder Services at American Stock Transfer & Trust Company, telephone (877) 777-0800.

                                         Very truly yours,

                                         /s/ Jonathan B. Bulkeley

                                         Jonathan Bulkeley
                                         Chairman and Chief Executive Officer
                                         LifeMinders, Inc.

                              GENERAL INSTRUCTIONS

     1. COMPLETION OF THE ELECTION FORM. The Election Form immediately follows these General Instructions. For your convenience, each section of the Election Form includes specific instructions for the completion of such section. In completing and mailing the Election Form you should also comply with the more general instructions set forth below.

     2. TIME IN WHICH TO ELECT. To be effective, a completed Election Form and one of the following must be received by American Stock Transfer & Trust Company, as the Exchange Agent, no later than 5:00 p.m., New York City time, on October 24, 2001, the date of the LifeMinders special meeting (the "Election Deadline"):

     - your LifeMinders common stock certificate(s) (if your shares are registered in your name);

     - a guarantee of delivery for the shares covered by the Election Form (see
       Section 2 of the Election Form); or

     - a completed lost certificate affidavit (if your stock certificates are lost, stolen or missing) (see Section 7 of the Election Form).

     YOU SHOULD COMPLETE THE ACCOMPANYING ELECTION FORM AND RETURN IT, ALONG WITH YOUR STOCK CERTIFICATE(S), A GUARANTEE OF DELIVERY FOR THE SHARES COVERED BY SUCH FORM, OR A COMPLETED LOST CERTIFICATE AFFIDAVIT TO AMERICAN STOCK TRANSFER & TRUST COMPANY, AS EXCHANGE AGENT, AT:

BY MAIL, OVERNIGHT DELIVERY SERVICE OR BY HAND DELIVERY:

    American Stock Transfer & Trust Company
    59 Maiden Lane
    New York, New York 10038

BY FACSIMILE (FOR ELIGIBLE INSTITUTIONS ONLY):  (718) 234-5001

CONFIRM BY TELEPHONE:  (877) 777-0800

     3. REVOCATION OR CHANGE OF ELECTION. You may revoke or change your election by written notice to the Exchange Agent. However, in order for a new election to be effective, you must complete and return a new election form before the Election Deadline. You also may change your election simply by submitting a new properly completed, later dated Election Form at any time before the Election Deadline. If the merger agreement is terminated or the merger is not completed for any reason, all Election Forms will automatically be void and the stock certificate(s) tendered will be promptly returned to you.

     4. METHOD OF DELIVERY. THE METHOD OF DELIVERY OF ALL DOCUMENTS IS AT YOUR CHOICE AND RISK. IF YOU CHOOSE TO RETURN YOUR MATERIALS BY MAIL, WE SUGGEST YOU SEND THEM BY REGISTERED MAIL, RETURN RECEIPT REQUESTED, PROPERLY INSURED, USING THE ENCLOSED YELLOWISH-BROWN ENVELOPE.

     5. SIGNATURES. The signature (or signatures, in the case of certificates in the names of two or more joint registered holders) on the Election Form should correspond exactly with the name(s) as written on the face of the certificate(s) submitted, unless the shares of LifeMinders common stock described on the Election Form have been assigned by the registered holder(s), in which event this form should be signed by the last transferee in exactly the same name listed on the transfer or assignment form. YOU MUST SIGN THE ELECTION FORM AT LEAST TWO TIMES -- ONCE BENEATH THE ELECTION TABLE WHICH SHOWS YOUR ELECTION (SECTION 1 OF THE ELECTION FORM) AND ONCE BENEATH THE "SUBSTITUTE W-9 CERTIFICATION" (SECTION 3 OF THE ELECTION FORM).

     If this form is signed by a person or persons other than the registered holder(s) of the certificate(s), the certificate(s) must be endorsed or accompanied by appropriate stock powers, each of which must be signed exactly as the name(s) of the registered owner(s) appears on the certificate(s), or exactly in the name of any intervening transferee, if applicable.

     If this form or any stock certificate(s) or stock power(s) is signed by a trustee, executor, administrator, guardian, officer of a corporation, attorney-in-fact, or any other person acting in a representative or fiduciary capacity, the person signing must give such person's full title in such capacity.

     6. NEW CERTIFICATES AND CHECKS IN SAME NAME. Checks and stock certificates which the Exchange Agent issues in exchange for LifeMinders common stock will be registered in, or payable to the order of, exactly the same name(s) that appears on the certificate(s) representing the shares of LifeMinders common stock submitted with this form, unless the "Special Payment Instructions" box in Section 4 of the Election Form is completed.

     7. GUARANTEE OF SIGNATURE. No signature guarantee is required on the election form if all LifeMinders stock certificates covered by such form are being submitted with the form, the election form is signed by all of the registered holder(s) of the shares of LifeMinders common stock surrendered with such form, as indicated on the stock certificates accompanying such completed form, and all shares of Cross Media common stock and any checks are to be issued and payable to the registered holder(s) without any change or correction in the name(s) or address(es) of the registered holder(s).

     In all other cases, all signatures on the election form must be guaranteed by a member firm of a registered national securities exchange or of the NASD, Inc., a commercial bank or trust company in the United States, or by another member of a signature guaranty medallion program. A guaranty by a notary public IS NOT acceptable.

     All questions or disputes regarding the election form or how it should be interpreted will be determined by the Exchange Agent, which determination shall be conclusive and binding.

     8. BACKUP FEDERAL INCOME TAX WITHHOLDING AND SUBSTITUTE FORM W-9. Please be sure to review the "Substitute W-9 Certification" which appears in Section 3 of the Election Form. If you insert a correct taxpayer identification number (or social security number for individuals) and the IRS has not notified you that you are subject to backup withholding, you should check the appropriate box and sign the Substitute W-9 Certification. If you do not have a taxpayer identification number (social security number) or if the IRS has notified you that you are subject to backup withholding, or if you are an exempt recipient such as certain foreign persons, you must complete Section 3 of the Election Form. In some cases, any payments made to you may be subject to backup withholding at the rate of 30.5% or 30.0%, as applicable.

     9. TRANSFER TAXES. If you complete the "Special Payment Instructions" box in Section 4 of the Election Form, you must pay the Exchange Agent any and all required transfer or other taxes or must establish that such tax has been paid or is not applicable.

                                 ELECTION FORM

WE URGE ALL LIFEMINDERS STOCKHOLDERS TO READ THE FOLLOWING SECTIONS 1 THROUGH 8 IN THEIR ENTIRETY. ALL LIFEMINDERS STOCKHOLDERS MUST COMPLETE SECTIONS 1 AND 3 BELOW. CERTAIN STOCKHOLDERS ALSO WILL BE REQUIRED TO COMPLETE OTHER SECTIONS OF THIS FORM. YOU WILL NEED TO READ THESE INSTRUCTIONS IN THEIR ENTIRETY TO DETERMINE WHAT SECTIONS TO COMPLETE. IF YOU DO NOT COMPLETE ALL SECTIONS OF THIS FORM APPLICABLE TO YOU AND RETURN THIS TIMELY, THEN YOU WILL LOSE YOUR RIGHT TO ELECT THE FORM OF CONSIDERATION THAT YOU WILL RECEIVE IN THIS MERGER.

SECTION 1 -- SHARE IDENTIFICATION AND ELECTION INFORMATION

ALL LIFEMINDERS STOCKHOLDERS MUST COMPLETE THIS SECTION 1, INCLUDING THE TWO TABLES SET FORTH IN SECTION 1(C), AND SIGN WHERE INDICATED BELOW. YOU SHOULD READ THE INSTRUCTIONS IN SECTION 1 IN THEIR ENTIRETY.

                           INSTRUCTIONS FOR SECTION 1

     A. SHARE IDENTIFICATION. You must identify the shares of LifeMinders common stock that you own. In the spaces provided under the column entitled "Name(s) and Address(es) of Registered Holder(s)," print the name(s) and address(es) of the registered holder(s). The registered holder(s) are the person(s) or entity(ies) in whose name(s) the stock certificate(s) are issued. In the spaces provided under the column entitled "Certificate Number," insert the stock certificate number for each stock certificate you hold. If your stock certificate has been lost, stolen or destroyed, please indicate "Certificate Missing" in the "Certificate Number" column. In the spaces provided under the column entitled "Number of Shares Represented by Certificate" insert the number of shares represented by the corresponding stock certificate(s). At the bottom of the "Number of Shares Represented By Certificate" column, please insert the total number of shares of LifeMinders common stock that you own.

     B. ELECTION OF CONSIDERATION. Choose the form of consideration you would like to receive in the merger by checking the appropriate box in the table in
Section 1(C) below and signing where indicated. DETAILED INFORMATION ABOUT THIS ELECTION FORM AND THE VALUES OF THE PER SHARE MERGER CONSIDERATION IS INCLUDED IN THE JOINT PROXY STATEMENT/PROSPECTUS OF LIFEMINDERS AND CROSS MEDIA DATED SEPTEMBER 26, 2001. YOU ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS CAREFULLY BEFORE MAKING YOUR ELECTION.

          All Cash Election. You may choose to make a cash election with respect to all of your shares of LifeMinders common stock and receive approximately $2.57 for each share of your LifeMinders common stock (subject to reduction, as described below).

          All Stock Election. You may choose to make a stock election with respect to all of your shares of LifeMinders common stock and receive approximately 1.2964 shares of Cross Media common stock (approximately .2593 shares after giving effect to the proposed reverse split of Cross Media common stock) for each share of your LifeMinders common stock.

          Prescribed Mix of Cash and Stock Election. You may choose to elect to receive the prescribed mix of approximately $0.86 in cash and .8643 shares of Cross Media common stock (approximately .1729 shares after giving effect to the proposed reverse split of the Cross Media common stock) for each share of LifeMinders common stock.

     PLEASE REVIEW CAREFULLY PAGES 43 THROUGH 45 OF THE JOINT PROXY STATEMENT/PROSPECTUS, WHICH DESCRIBE THE ELECTION PROCEDURES AND CONVERSION OF LIFEMINDERS SHARES OF COMMON STOCK IN THE MERGER. The total cash payable in the merger by Cross Media cannot exceed $24 million, plus approximately 33.3% of the aggregate exercise price of any options to purchase LifeMinders common stock with an exercise price equal to or below $2.57 per share that are exercised on a cash basis between July 18, 2001 and the date of the merger. If elections made by LifeMinders stockholders would require Cross Media to pay more than the aggregate maximum cash portion of the merger consideration, the amount of cash will be reduced, with the difference being paid in shares of Cross Media common stock, valued for this purpose at $1.9845 per share. ACCORDINGLY, WE CANNOT PREDICT THE ACTUAL MIX OF CASH AND CROSS MEDIA COMMON STOCK THAT WILL BE RECEIVED BY LIFEMINDERS STOCKHOLDERS ELECTING TO RECEIVE ALL CASH, BUT THE CASH

PORTION CANNOT BE LESS THAN APPROXIMATELY $0.86 AND THE STOCK PORTION CANNOT EXCEED EXCEED APPROXIMATELY .8643 SHARES OF CROSS MEDIA COMMON STOCK (APPROXIMATELY .1729 SHARES AFTER GIVING EFFECT TO THE PROPOSED REVERSE SPLIT OF CROSS MEDIA COMMON STOCK).

     C. TRANSMITTAL FORM. All LifeMinders stockholders should complete the information requested below and sign this election form in at least two places, where indicated below. PLEASE NOTE THAT THIS FORM IS NOT VALID WITHOUT THE SIGNATURE(S) OF THE REGISTERED HOLDER(S) OR, IF THE REGISTERED HOLDER(S) ARE AN ENTITY, THE AUTHORIZED REPRESENTATIVE OF THE REGISTERED HOLDER(S).

---------------------------------------------------------------------------------------------------------------------------
                                                                                                               PRESCRIBED
                                                  CERTIFICATE     NUMBER OF SHARES                            MIX OF CASH
                                                     NUMBER        REPRESENTED BY     ALL CASH    ALL STOCK    AND STOCK
NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)  (IF AVAILABLE)      CERTIFICATE      ELECTION    ELECTION      ELECTION
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

                                                                      -----------------------------------------------------
                                                    Total Shares

To American Stock Transfer & Trust Company, Exchange Agent:

     The undersigned submits the stock certificate(s) shown on this Election Form to American Stock Transfer & Trust Company, the Exchange Agent, or its replacement or successor, and instructs the Exchange Agent to deliver to the undersigned shares of cash, shares of Cross Media common stock, or cash and shares of Cross Media common stock, as indicated on this Election Form and subject to the limitations and procedures described in joint proxy statement/prospectus and in the amended and restated merger agreement, as amended. The undersigned represents and warrants that the undersigned has full power and authority to surrender the stock certificate(s) surrendered with this form or covered by a guarantee of delivery or affidavit of lost stock certificate, free and clear of all liens, claims, and encumbrances. The undersigned will, upon request, execute and deliver any additional documents reasonably deemed by the Exchange Agent or Cross Media to be appropriate or necessary to complete the sale, assignment, or transfer of the shares of LifeMinders common stock. All authority conferred or agreed to be conferred in this Election Form shall be binding upon the successors, assigns, heirs, executors, administrators, and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned.

ALL LIFEMINDERS STOCKHOLDERS MUST SIGN HERE: By signing this form, you acknowledge that you have received the joint proxy statement/prospectus of Cross Media and LifeMinders dated September 26, 2001.


----------------------------------------------    ----------------------------------------------
Signature of owner(s)                             Signature of owner(s)

----------------------------------------------    ----------------------------------------------
Print Name of owner(s)                            Print Name of owner(s)

----------------------------------------------    ----------------------------------------------
Social Security or other Tax ID Number            Social Security or other Tax ID Number

Address:                                          Address:

----------------------------------------------    ----------------------------------------------
----------------------------------------------    ----------------------------------------------
----------------------------------------------    ----------------------------------------------

Date: ------------------------------, 2001        Date: ------------------------------, 2001

SECTION 2 -- GUARANTEE OF DELIVERY

LIFEMINDERS STOCKHOLDERS WHO ARE DELIVERING SHARES OF LIFEMINDERS COMMON STOCK PURSUANT TO A NOTICE OF GUARANTEE OF DELIVERY SHOULD COMPLETE SECTION 2. IF YOU ARE DELIVERING YOUR LIFEMINDERS STOCK CERTIFICATES WITH THIS ELECTION FORM, YOU SHOULD NOT COMPLETE SECTION 2 AND CAN SKIP TO SECTION 3. IF YOU COMPLETE THIS SECTION, BE SURE TO COMPLETE THE SIGNATURE GUARANTEE IN SECTION 6.

                           INSTRUCTIONS FOR SECTION 2

     A. HOW TO COMPLETE SECTION 2. If your shares of LifeMinders common stock are being delivered pursuant to a notice of guarantee of delivery, check the box below and fill in the information requested and fill in the required information under Transmittal Form in Section 1(C) above:

     [ ] Check here if your shares of LifeMinders common stock are being delivered pursuant to a notice of guarantee of delivery. If so, fill in the following information and fill in the required information under Transmittal Form in Section 1(C) above:

     Name(s) of Registered Holder(s):
     ----------------------------------------------------------------------

     Window Ticket Number (if any):
     ----------------------------------------------------------------------

     B. SOMEONE ELSE WILL DELIVER YOUR STOCK CERTIFICATE(S) TO THE EXCHANGE AGENT. If your LifeMinders stock certificate(s) cannot be delivered to the Exchange Agent before the Election Deadline, your election will still be valid if your election form is received by the Election Deadline, along with a guarantee of delivery by an eligible institution (as indicated below). In order for your election to be valid, your stock certificate(s) must then be received by the Exchange Agent by 5:00 p.m., New York City time, on October 29, 2001, the third trading day after the Election Deadline. IF YOU COMPLETE THIS SECTION 2, YOU ALSO MUST COMPLETE SECTION 6 -- SIGNATURE GUARANTEE, BELOW.

                             GUARANTEE OF DELIVERY

     The undersigned, a member firm of a registered national securities exchange, a member of the NASD, Inc., a commercial bank or trust company in the United States or other member of a valid signature guaranty medallion program, hereby guarantees to deliver to the Exchange Agent either all of the certificate(s) for LifeMinders common stock to which this election form relates, or such certificates as are identified below, duly endorsed in blank or otherwise in form acceptable for transfer, no later than 5:00 p.m., New York City time, on October 29, 2001, the third trading day after the Election Deadline. If a LifeMinders stockholder completes this guarantee of delivery, such LifeMinders stockholder will need a signature guarantee by an eligible institution. See Section 6 below.

     The undersigned acknowledges that it must deliver the shares of LifeMinders common stock covered by this election form to the Exchange Agent within the time period set forth above and that failure to do so will result in the undersigned being deemed to have elected to receive only shares of Cross Media common stock in the merger.

------------------------------------------------------------
Print Firm Name

------------------------------------------------------------
Dated

------------------------------------------------------------
Authorized Signature

------------------------------------------------------------
Certificate Number(s)

------------------------------------------------------------
Number of shares of LifeMinders common stock

------------------------------------------------------------

------------------------------------------------------------
Address

------------------------------------------------------------
Area Code and Telephone Number

SECTION 3 -- SUBSTITUTE W-9 CERTIFICATION

ALL LIFEMINDERS STOCKHOLDERS MUST COMPLETE SECTION 3, SUBSTITUTE W-9 CERTIFICATION. IF YOU DO NOT COMPLETE SECTION 3 OR DO NOT PROVIDE THE CORRECT TAXPAYER IDENTIFICATION NUMBER OR SOCIAL SECURITY NUMBER, YOU MAY BE SUBJECT TO A $50 PENALTY AND BACK-UP WITHHOLDING.

                           INSTRUCTIONS FOR SECTION 3

     A. SUBSTITUTE W-9 CERTIFICATION -- Please complete the information requested below. Certain LifeMinders stockholders who do not have a taxpayer identification number (or social security number) or who are subject to back-up withholding, also must complete Section 9 below.

                          SUBSTITUTE W-9 CERTIFICATION

I/we certify that (please check one box):

[ ] the Social Security or Tax ID number(s) shown above on this form is/are my/our correct Taxpayer Identification Number and (2) I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.

[ ] I do not have a Social Security or Tax ID Number, I am an exempt recipient, or I am subject to backup withholding. IF YOU CHECK THIS BOX, BE SURE TO COMPLETE SECTION 9 BELOW.

IMPORTANT WARNING TO ALL LIFEMINDERS STOCKHOLDERS: If you do not provide the Exchange Agent with the correct Taxpayer Identification Number (Social Security Number) or an adequate basis for exemption, you may have to pay a $50 penalty and backup withholding at a rate of 30.5% or 30.0%, as applicable, on any payments to be made to you if we complete the merger.

SIGN HERE:

----------------------------------------------    ----------------------------------------------
Signature of Registered Holder(s)                 Signature of Registered Holder(s)

----------------------------------------------    ----------------------------------------------
Print Name of Registered Holder(s)                Print Name of Registered Holder(s)

SECTION 4 -- SPECIAL PAYMENT INSTRUCTIONS.

LIFEMINDERS STOCKHOLDERS WHO OWN SHARES FOR WHICH THE CERTIFICATES EVIDENCING THE SHARES OF CROSS MEDIA COMMON STOCK AND/OR THE CASH TO WHICH THEY ARE ENTITLED AS A RESULT OF THE MERGER ARE TO BE ISSUED TO SOMEONE OTHER THAN THE REGISTERED HOLDER(S), SHOULD COMPLETE SECTION 4. IF YOU WANT YOUR MERGER CONSIDERATION TO BE ISSUED TO THE REGISTERED HOLDER(S) OF YOUR LIFEMINDERS STOCK, YOU DO NOT NEED TO COMPLETE SECTION 4 AND CAN SKIP TO SECTION 5. IF YOU COMPLETE THIS SECTION, BE SURE THAT YOU COMPLETE THE SIGNATURE GUARANTEE IN
SECTION 6.

                           INSTRUCTIONS FOR SECTION 4

     A. CASH OR STOCK CERTIFICATES EVIDENCING CROSS MEDIA COMMON STOCK TO BE PAID OR ISSUED TO SOMEONE ELSE. If you want the stock certificate(s) evidencing the shares of Cross Media common stock to which you are entitled in the merger to be registered, and/or if you want the cash to which you are entitled to be paid in the merger to be payable, to someone other than the registered holder(s) of your LifeMinders stock certificate, then you must complete and sign the "Special Payment Instructions" box below. In addition, your signature must be medallion guaranteed in the "Signature Guarantee" box below. See General Instruction 8 for information about your responsibility for transfer taxes. If you do not complete Section 4, the exchange agent will send a single certificate evidencing the shares of

Cross Media common stock to which you are entitled and/or a single check evidencing the cash to which you are entitled in the merger in the name(s) of the registered holder(s) as indicated in Section 1 above.

                          SPECIAL PAYMENT INSTRUCTIONS

Complete this section ONLY if you want the stock certificate(s) evidencing the Cross Media common stock being issued to you, and/or the cash being paid to you, to be paid to someone other than the registered holder(s) of your LifeMinders common stock certificate(s).

Register my shares of Cross Media common stock and/or issue payment of my cash to the following name(s):

Name: --------------------------------------------------------------------------
      (Please type or print)

Address:
       -------------------------------------------------------------------------

       -------------------------------------------------------------------------
         (include zip code)

SECTION 5 -- SPECIAL DELIVERY INSTRUCTIONS

LIFEMINDERS STOCKHOLDERS WHO WANT THEIR CROSS MEDIA COMMON STOCK AND/OR CASH PAYABLE IN THE MERGER TO BE REGISTERED OR PAYABLE TO THEMSELVES, BUT DELIVERED TO AN ADDRESS OTHER THAN THAT INDICATED ABOVE, SHOULD COMPLETE SECTION 5. IF YOU DO NOT WANT YOUR MERGER CONSIDERATION TO BE DELIVERED TO AN ADDRESS OTHER THAN THE ADDRESS OF THE REGISTERED HOLDER(S) INDICATED ABOVE, YOU DO NOT NEED TO COMPLETE SECTION 5 AND CAN SKIP TO SECTION 6.

                           INSTRUCTIONS FOR SECTION 5

     A.  YOU WANT US TO SEND YOUR STOCK CERTIFICATES OR CASH TO SOMEONE
ELSE. If you want the stock certificate(s) evidencing the Cross Media common stock and/or the cash to which you are entitled in the merger to be registered or payable to you, but sent to someone else, you must complete and sign the "Special Delivery Instructions" box below. Your signature also must be medallion guaranteed in the "Signature Guarantee" box in Section 6 below. If you do not complete this Section 5, the Exchange Agent will send your merger consideration to the address of the registered holder(s) indicated in Section 1 above.

                         SPECIAL DELIVERY INSTRUCTIONS

Complete this section ONLY if you want the stock certificate(s) evidencing the Cross Media common stock being issued and/or the cash being paid to you in the merger to be registered or payable to you, but sent to someone else.

Mail or deliver my shares of Cross Media common stock and/or send my cash payment to the following address:

Name: --------------------------------------------------------------------------
      (Please type or print)

Address:
       -------------------------------------------------------------------------

       -------------------------------------------------------------------------
         (include zip code)

SECTION 6 -- SIGNATURE GUARANTEE

LIFEMINDERS STOCKHOLDERS WHO HAVE FILLED OUT EITHER THE GUARANTEE OF DELIVERY IN
SECTION 2 ABOVE, THE "SPECIAL PAYMENT INSTRUCTIONS" BOX IN SECTION 4 ABOVE AND/OR THE SPECIAL DELIVERY INSTRUCTIONS" BOX IN SECTION 5 ABOVE, MUST COMPLETE
SECTION 6. IF YOU DID NOT COMPLETE SECTION 4 OR 5 ABOVE, YOU DO NOT NEED TO COMPLETE SECTION 6 AND CAN SKIP TO SECTION 7.

                           INSTRUCTIONS FOR SECTION 6

     A. SIGNATURE GUARANTEE. If you completed the Guarantee of Delivery, the "Special Payment Instructions" box or the "Special Delivery Instructions" box above, your signature must be guaranteed by an "eligible institution" as described below. If you do not obtain a signature guarantee, then your special payment instructions and/or your special delivery instructions will be disregarded by the exchange agent and the exchange agent will issue the merger consideration in the name(s) of the registered holder(s) and send it to the address of the registered holder(s) indicated in Section 1 above.

                              SIGNATURE GUARANTEE

Your signature must be guaranteed if you have filled out either the "Special Payment Instructions" box, the "Special Delivery Instructions" box or the "Guarantee of Delivery" box. This guaranty must be by an eligible institution, i.e., a member firm of a registered national securities exchange, a member of the NASD, Inc., or a commercial bank or trust company in the United States or other member of a valid signature guaranty medallion program.

Name of Guarantor:
--------------------------------------------------------------------------------

Signature(s) Guaranteed:
--------------------------------------------------------------------------------

Date:
--------------------------------------, 2001

Apply Signature Medallion:

SECTION 7 -- AFFIDAVIT OF MISSING STOCK CERTIFICATES

LIFEMINDERS STOCKHOLDERS WHO HAVE LOST, STOLEN OR MISSING STOCK CERTIFICATES MUST COMPLETE THIS SECTION 7. PLEASE NOTE THAT SIGNATURES MUST BE NOTARIZED. IF YOU ARE RETURNING ALL OF YOUR STOCK CERTIFICATES WITH THIS FORM AND/OR DO NOT HAVE ANY MISSING STOCK CERTIFICATES, YOU DO NOT NEED TO COMPLETE SECTION 7 AND CAN SKIP TO SECTION 8 BELOW.

                           INSTRUCTIONS FOR SECTION 7

     A. MISSING STOCK CERTIFICATES. If any or all of the stock certificate(s) evidencing your shares of LifeMinders common stock have been lost, stolen or are missing, you must complete this Section 7. You should also complete the other sections of this Election Form with respect to those shares, sign the form (in at least two places), and send the completed election form to the Exchange Agent together with any stock certificate(s) you do have. You must also complete this affidavit in Section 7 for all missing certificates. Please note that your signature below must be notarized.

     The certificate(s) representing the following shares of LifeMinders common stock has/have been lost, stolen, or destroyed:


-----------------------------------------------------------  -----------------------------------------------------------
Certificate Number                                           Number of Shares

-----------------------------------------------------------  -----------------------------------------------------------
Certificate Number                                           Number of Shares

The undersigned registered holder(s) of the shares represented by the above certificate(s), certifies the following:

     (1) I/we have made or caused to be made a diligent search for such stock certificate(s) and have been unable to find or recover it/them. I/we have not sold, assigned, pledged, transferred, deposited under any agreement, or hypothecated the shares of LifeMinders common stock represented by such stock certificate(s), or any interest therein, or signed any power of attorney or other authorization respecting the same which is now outstanding and in force, or otherwise disposed of such stock certificate(s); and no person, firm, corporation, agency, or government, other than me, has or has asserted any right, title, claim, equity, or interest in, to, or respecting such shares of LifeMinders common stock.

     (2) Please issue a replacement stock certificate(s). In consideration of the issuance of a replacement certificate(s), I/we hereby agree to indemnify and hold harmless LifeMinders, its successors, affiliates, and assigns, Cross Media, its successors, affiliates and assigns, and any person, firm, or corporation now or hereafter acting as Cross Media's transfer agent, exchange agent, registrar, trustee, depository, redemption, fiscal, or paying agent, or in any other capacity, and also any successors in any such capacities, and their respective subsidiaries, affiliates, heirs, successors, and assigns, from and against any and all liability, loss, damage, and expense in connection with, or arising out of, their compliance with my request herein.

     (3) I/we also agree, in consideration of compliance with the foregoing request, to surrender immediately to Cross Media the lost stock certificate(s) should it/they hereafter come into my possession or control.

     (4) I/we also agree to provide a lost instrument bond, if requested.

-----------------------------------------------------------  Date ------------------------------------------------, 2001

Signature of Registered Holder

-----------------------------------------------------------  Date ------------------------------------------------, 2001

Signature of Registered Holder

STATE OF              )
COUNTY OF             )          :ss.

I,                , a Notary Public, do hereby certify that on the
               day of             , 2001, personally appeared before me
               , known to me to be the person(s) whose name(s) is/are subscribed to the foregoing instrument, who, being by me first duly sworn, declared that the statements contained therein are true and that he/she/they signed said instrument for the purposes, in the capacity, and for consideration therein expressed.

------------------

(Notary: Please modify if necessary to conform to your state law or attach an alternative form.)

SECTION 8 -- STOCKHOLDERS WHO DO NOT HAVE TAXPAYER IDENTIFICATION
             NUMBERS OR WHO ARE SUBJECT TO BACKUP WITHHOLDING

LIFEMINDERS STOCKHOLDERS WHO DO NOT HAVE TAXPAYER IDENTIFICATION NUMBERS (OR SOCIAL SECURITY NUMBERS) OR WHO ARE SUBJECT TO BACKUP WITHHOLDING MUST COMPLETE
SECTION 8. IF YOU HAVE A TAXPAYER IDENTIFICATION NUMBER OR SOCIAL SECURITY NUMBER AND ARE NOT SUBJECT TO BACKUP WITHHOLDING, YOU DO NOT NEED TO COMPLETE
SECTION 8. PLEASE PROMPTLY RETURN THIS FORM IN THE ENVELOPE PROVIDED.

                           INSTRUCTIONS FOR SECTION 8

     A. HOW TO COMPLETE SECTION 8. If you do not have a taxpayer identification number or social security number, please complete the appropriate section below.

                          FOREIGN REGISTERED HOLDERS:

     Certain foreign holders are not subject to backup withholding and reporting requirements. Foreign registered holders who are exempt recipients should read and sign the following certification. In addition, to confirm that a foreign registered holder qualifies as an exempt recipient, the holder must also submit a statement to the Exchange Agent (generally, IRS Form W-8), signed under penalties of perjury, attesting to that individual's exempt status. A form for such statements can be obtained from the Exchange Agent.

     The undersigned, the registered holder(s) of the shares of LifeMinders stock covered by this election form, certifies that he/she or they are not a United States citizen or resident, or that he/she or they are signing for a foreign corporation, partnership, estate or trust.
Signature: ------------------------------ Date: ------------------------------
Signature: ------------------------------ Date: ------------------------------

            INDIVIDUALS AND ENTITIES THAT HAVE APPLIED FOR TAXPAYER
             IDENTIFICATION NUMBERS BUT HAVE NOT YET RECEIVED THEM:

     If you do not yet have a Taxpayer Identification Number, but you have applied for a number or you will do so in the near future, please read and sign the following certification.

     The undersigned certifies, under penalties of perjury, that a Taxpayer Identification Number has not been issued to me, and that he/she or they mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate IRS Center or Social Security Administration Office (or intends to mail or deliver an application in the near future). The undersigned understands that if he/she or they do not provide a Taxpayer Identification Number to the Exchange Agent, 30.5% or 30.0%, as applicable, of all payments made pursuant to the merger shall be retained until he/she or they provide a Taxpayer Identification Number to the Exchange Agent and that, if he/she or they do not provide my Taxpayer Identification Number within 60 days, such retained amounts shall be remitted to the IRS as backup withholding and 30.5% or 30.0%, as applicable, of all reportable payments made to me thereafter will be withheld and remitted to the IRS until he/she or they provide a Taxpayer Identification Number.
Signature: ------------------------------ Date: ------------------------------
Signature: ------------------------------ Date: ------------------------------

        INDIVIDUALS AND ENTITIES THAT ARE SUBJECT TO BACKUP WITHHOLDING:

If you are subject to backup withholding either because the IRS has so advised you or because you do not have a Taxpayer Identification Number, sign below. The Exchange Agent will withhold 30.0% or 30.5% of all payments to be made to you and send such withheld amount to the IRS.

The undersigned certifies that he/she or they is/are subject to backup withholding.
Signature: ------------------------------ Date: ------------------------------
Signature: ------------------------------ Date: ------------------------------